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[Color commercial opens with two fencers parrying back and forth and having a conversation. Fencer #1 says:]

My mutual fund performance is hit or miss these days.

[Fencer #2 responds:]

Mine's scoring well.

[Fencer #1:]

Really... but the market's so up and down

[Fencer #2] My fund invests in Real Estate Investment Trusts--might be a good way to go.

[Slide superimposes over action; black background, white type reading:]

CGM REALTY FUND

MANAGED BY KEN HEEBNER

[Fencing visual resume. Fencer #1 says:]

Just how good is this CGM Realty Fund?

[Fencer #2:]

It's up more than 113% over the past three years.
[Second slide supers over fencing action and reads:]

CGM REALTY FUND

THREE YEAR TOTAL RETURN: 113.2%

4/1/95-3/31/98

[In smaller type below--though the numbers are all the same--larger--size:]

19.4%, 28.7% and 21.8% are the average annual total returns for CGM Realty Fund for the 1- and 3-year periods ended 3/31/98 and from inception on 5/13/94 through 3/31/98. The fund's adviser absorbed a portion of management fees and expenses from inception through 12/31/97. Otherwise the total return would be lower.

[Fencing visual resumes. Fencer #1 says:]

Maybe I should get into that.

[Fencer #2:]

Hey, for once you're on target.

[Super comes up with logo (line drawing of fencer in a box with lines in background) and the following text and numbers:] CGM REALTY FUND 1-800-CGM-INFO

[In smaller type:]

This information represents past performance which is no guarantee of future results. The investment value of shares will fluctuate and you may have a gain or loss when you sell shares. For a prospectus containing more complete information, including management fee, charges, and expenses, call toll free.
(C) 1998 CGM

[Final Voiceover:]

For a prospectus, call 1-800-CGM-INFO.

[Commercial ends.]